UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2007

GUESS?, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)  On March 19, 2007, the Audit Committee (the “Audit Committee”) of the Board of Directors of Guess?, Inc. (the “Company”) approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective upon the completion of KPMG’s audit of the Company’s financial statements as of and for the fiscal month transition period ended February 3, 2007.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except for the 2006 audit report which refers to the adoption of Statement of Financial Accounting Standards No. 123 (R), “Share-Based Payment” effective January 1, 2006 and the adoption of Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment to FASB Statements No. 87, 88, 106, and 132 (R),” as of December 31, 2006.

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except for the 2005 report which excluded the assessment of effectiveness of internal control over financial reporting relating to Maco Apparel S.p.A., a wholly-owned subsidiary acquired during 2005, and except for the 2006 report which excluded the assessment of effectiveness of internal control over financial reporting relating to Focus Europe S.r.l., a majority-owned subsidiary acquired during 2006.  The exclusions relating to Maco Apparel S.p.A. and Focus Europe S.r.l. described above were consistent with published guidance of the Securities and Exchange Commission.

During the fiscal years ended December 31, 2006 and 2005 and through March 19, 2007, there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods, and (2) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of this Form 8-K and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A letter from KPMG, dated as of March 22, 2007 regarding its concurrence with these statements, is attached hereto as Exhibit 16.1.

(b)  On March 19, 2007, the Audit Committee of the Company appointed Ernst & Young LLP (“E&Y”) as the Company’s new independent registered public accounting firm beginning with the fiscal year ending February 2, 2008.  During the two most recent fiscal years and through March 19, 2007, the Company did not consult with E&Y regarding either (1) the application of accounting principles to any specific completed or proposed transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements or (3) any matters or reportable events as set forth in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Guess?, Inc. (the “Company”) maintains an annual executive compensation program, pursuant to which certain employees of the Company are eligible to receive cash bonuses and equity incentive awards, including stock options, restricted stock, restricted stock units and/or performance shares (“Equity Incentives”), upon achievement of pre-established performance goals.  Any Equity Incentives awarded under the executive compensation program will be granted pursuant to the terms of the existing Guess?, Inc. 2004 Equity Incentive Plan, previously approved by the shareholders of the Company on May 10, 2004 and filed April 14, 2004 as Exhibit A to the Company’s 2004 Definitive Proxy Statement, as amended (the “2004 Plan”).  Any cash bonuses awarded under the executive compensation program will be granted pursuant to the terms of the 2004 Plan or the existing Guess?, Inc. Annual Incentive Bonus Plan, previously approved by the shareholders of the Company on May 10, 2005 and filed April 15, 2005 as Appendix A to the Company’s 2005 Definitive Proxy Statement, as amended.

On March 19, 2007, the Compensation Committee of the Board of Directors of the Company established performance goals under the annual executive compensation program for the current fiscal year ending February 2, 2008 for its executive officers.  The performance goals vary by individual and are based on earnings per share of the Company or particular segments thereof, operating earnings by segment or, in certain cases, gross margins by segment.  The performance goals with respect to the individuals that may be designated as Named Executive Officers in the Company’s 2007 Proxy Statement are based on (i) for Paul Marciano, Chief Executive Officer, total Company earnings per share and licensing operating earnings, (ii) for Maurice Marciano, Chairman of the Board, Carlos Alberini, President and Chief Operating Officer, Dennis Secor, Senior Vice President and Chief Financial Officer, Michael Relich, Senior Vice President and Chief Information Officer, and Stephen Pearson, Executive Vice President and Chief Supply Chain Officer, total Company earnings per share, and (iii) for Nancy Shachtman, President of Wholesale, earnings per share for North American operations and North American wholesale gross margin (adjusted for specified direct expenses).  Upon achievement of such pre-established performance goals, incentive amounts will be payable in pre-established combinations of cash, stock options and restricted stock or performance shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1                           Letter from KPMG LLP to the Securities and Exchange Commission dated March  22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2007	GUESS?, INC.
	By:	/s/ Carlos Alberini
Carlos Alberini
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated March 22, 2007